                          SERVICING CERTIFICATE                           PAGE 5
-----------------------------------------------------------------------------------------------------------------------------------
   MLCC Mortgage Investors, Inc.
   Senior/Subordinate Mortgage Pass-                                              Current Collection Period:  01-Dec-96 to 31-Dec-96
   Through Certificates, Series 1996B                                             P & S Agreement Date:01-Jun-96


   Pass-Through Rates Current Distribution:                                                                             Current
                                                                                                                       ---------
   Class A Certificates, Series 1996B                       LIBOR + 0.40%  6.02500%  Original Closing Date:            27-Jun-96
   Class B Certificates, Series 1996B                       LIBOR + 1.25%  6.87500%  Distribution Date:                15-Jan-97
                                                                                     Days in Accrual Period            31
                                                                                                                       15-Dec-96
                                                                                                                       14-Jan-97

                                   Weighted Avg Mtg Rate
                                   (WAC)                                   7.53306%
   LIBOR       5.62500%            Weighted Avg Net Mtg Rate
                                   (Alt. Rate)                             7.15306%

   -------------------------------------------------------------------------------------------------------------------------------

 1       Beginning Pool Principal Balance                                                                           453,878,025.43
 2       Beginning Pool Balance Factor                                                                                   93.216897%
   -------------------------------------------------------------------------------------------------------------------------------

 3       Beginning Class A Principal Balance                                                                        442,922,655.43
 4       Beginning Class B Principal Balance                                                                         10,955,370.00
   -------------------------------------------------------------------------------------------------------------------------------

 5       Aggregate of all Monthly Principal Payments                                           (P&S 5.08i   )                 0.00
 6       Aggregate of all Principal Prepayments Received                                       (P&S 5.08i   )         5,582,119.21
 7       Aggregate of any Net Liquidation Proceeds Received                                    (P&S 5.08iii )                 0.00
 8       Aggregate of any Insurance Proceeds Received                                          (P&S 5.08iv  )                 0.00
 9       Aggregate of any Awards or Settlements From Condemnation Proceedings                  (P&S 5.08v   )                 0.00
10       Aggregate of any Proceeds From Repurchased Mortgage Loans                             (P&S 5.08vi  )                 0.00
11       Aggregate of any Revenues From Fidelity Bond or Mortgage Interest
         Insurance Policy                                                                      (P&S 5.08vii )                 0.00
12       Aggregate of any Revenues From Foreclosure or Deed Net of any Advances                (P&S 5.08viii )                0.00
13       Current Principal Advances                                                                                           0.00
14       Current Servicer Principal Reimbursements                                                                            0.00
15       Total Principal Available For Distribution
         (5+6+7+8+9+10+11+12+13-14)                                                                                   5,582,119.21
16       Unrecovered Principal Amounts (Liquidation Loss)                                                                     0.00
17       Aggregate of all Interest Payments Received                                           (P&S 5.08ii  )         2,919,346.55
18       Current Servicing Fee                                                                 (P&S 5.08ii  )            78,941.73
19       Monthly Interest Advance (Recovery) based on Delinquent Accounts                      (P&S 6.02vii )           (70,103.40)
19 i.    Current Servicer Interest Advance (Recovery)                                                                   (70,103.40)
20       Scheduled Formula Principal Distribution Amount (5+13-14)                                                            0.00
21       Unscheduled Formula Principal Distribution Amount (6+7+8+9+10+11+12)                                         5,582,119.21
22       Total Interest Available For Distribution (17-18+19i)                                                        2,770,301.42
23       Total Funds Available For Distribution (15+22)                                                               8,352,420.63

         -------------------------------------------------------------------------------------------------------------------------
24       Formula Principal Distribution Amount  (Lines 20 + 21)                                                       5,582,119.21
         -------------------------------------------------------------------------------------------------------------------------
                                                                                 WATERFALL
25 i.    Class A Percentage  (Beg. Class A prin bal / Beg. pool prin bal.)                     (P&S 6.02i   )                97.59%
   ii.   Class A Percentage  x  Scheduled Formula Principal Distribution
         Amount (Line 20)                                                                                                     0.00
   iii.  Class A Prepayment Percentage                                                                                      100.00%
   iv.   Class A Prepayment Percentage  x  Unscheduled Formula Principal
         Distribution Amount                                                                                          5,582,119.21
   v.    Class A Total Distribution Allocable to Principal                           2                                5,582,119.21
   vi.   Class A Recovered Principal Amount                                                                                   0.00
   vii   Class A Unrecovered Principal Amount                                        7                                        0.00

26 i.    Class A Total Distribution Allocable to Interest  (min of: 26ii. or 23)     1         (P&S 6.02ii  )         2,297,968.86
   ii.   Class A Interest Formula Distribution Amount  (26iii. + 26iv.)                        (P&S 6.02ii  )         2,297,968.86
   iii.  Class A Current Interest  (pass-through rate x A's upb)                               (P&S 6.02ii  )         2,297,968.86
   iv.   Class A Unpaid Interest Shortfall  (Class A's interest
         s/f from preceding distribution date)                                                (P&S 6.02iii  )                 0.00

   v.    Class A Unpaid Interest Shortfall  (Class A's interest s/f from
         preceding distribution date)                                                         (P&S 6.02iii  )                 0.00
   vi.   Class A Unpaid Interest Shortfall included in 26i.
         (when 26iii. > 0: min of 26i. and 26iv.)                                              (P&S 6.02iii  )                0.00
   viii. Class A Interest Shortfall  (26ii. - 26i.)                                            (P&S 6.02iii  )                0.00
   -------------------------------------------------------------------------------------------------------------------------------

27 i     Current Certificate Insurance Premium                                       3                                   49,170.12
   ii.   Reimbursement Amount                                                        4         (P&S 6.02vi  )                 0.00
   iii.  Total Amount to Certificate Insurer                                                                             49,170.12
   -------------------------------------------------------------------------------------------------------------------------------

28 i     Subordinated Percentage                                                               (P&S 6.02i   )                 2.41%
   ii    Subordinated Percentage of Scheduled Formula
         Principal Distribution Amount                                                                                        0.00
   iii.  Subordinated Prepayment Percentage                                                                                   0.00%
   iv.   Subordinated Prepayment Percentage of Unscheduled Formula
         Principal Distribution Amount                                                                                        0.00
   v.    Class B Total Distribution Allocable to Principal                           8                                        0.00
   vi.   Class B Recovered Loss Amount                                               9                                        0.00
   vii   Class B Unrecovered Loss Amount                                                                                      0.00

29 i     Class B Total Distribution Allocable to Interest                            6         (P&S 6.02ii  )            64,857.31
   ii.   Class B Interest Formula Distribution Amount (29iii.  +  29iv.)                       (P&S 6.02ii  )            64,857.31
   iii.  Class B Current Interest (pass-through rate x B's upb)                                (P&S 6.02iii  )           64,857.31
   iv.   Class B Unpaid Interest Shortfall  (Class A's interest
         s/f from preceding distribution date)                                                 (P&S 6.02iii  )                0.00

   v.    Class A Unpaid Interest Shortfall  (Class A's interest
         s/f from preceding distribution date)
   vi.   Class A Unpaid Interest Shortfall included in 26i.
         (when 29iii. > 0: min of 29i. and 29iv.)                                                                             0.00
   viii. Class A Interest Shortfall  (29ii. - 29i.)                                                                           0.00
   -------------------------------------------------------------------------------------------------------------------------------

30 i.    Cumulative Master Servicer Advanced Interest                                          (P&S 6.02v   )         1,755,702.41
   ii.   Cumulative Master Servicer Advanced Principal                                                                        0.00
   -------------------------------------------------------------------------------------------------------------------------------

31 i.    Beginning Reserve Fund Balance                                                        (P&S 6.06   )            250,000.00
   ii.   Current Reserve Fund Deposit                                                5                                        0.00
   iii   Current Reserve Fund Advances                                                                                        0.00
   iv.   Ending Reserve Fund Balance (required amount = $250,000)                                                       250,000.00
   -------------------------------------------------------------------------------------------------------------------------------

32 i.    Available Excess Interest                                                                                      358,305.13
   ii.   Distribution Account Shortfall                                                        (P&S 6.02xvi)                  0.00
   iii   Class R Distribution Amount For Such Distribution Date                     10                                  358,305.13
   -------------------------------------------------------------------------------------------------------------------------------

33 i.    Ending Pool Principal Balance                                                         (P&S 6.02vii)        448,295,906.22
   ii.   Ending Pool Balance Factor                                                                                      92.070448%
   -------------------------------------------------------------------------------------------------------------------------------

34       Ending Class A Principal Balance                                                                           437,340,536.22
35       Ending Class B Principal Balance                                                                            10,955,370.00
   ==============================================================================================================================

                     STATEMENT TO CERTIFICATEHOLDERS                      PAGE 6
--------------------------------------------------------------------------------



       MLCC Mortgage Investors, Inc.
       Senior/Subordinate Mortgage Pass-Through
       Certificates, Series 1996B                                           Current Collection Period:  01-Dec-96 to 31-Dec-96

       PASS-THROUGH RATES CURRENT DISTRIBUTION:                                              LIBOR=     5.6250%
       Class A Certificates, Series 1996B   LIBOR + 0.40%    6.02500%       Original Closing Date: 27-Jun-96
       Class B Certificates, Series 1996B   LIBOR + 1.25%    6.87500%       Distribution Date:     15-Jan-97

                     Weighted Avg Net Mtg Rate (Alt. Rate)   7.15306%


                 --------------------------------------------------------------------------------------------------------------
     1 i.        Class A Total Distribution Allocable to Principal                                                    11.728375
       ii.       Class A Percentage  x  Scheduled Formula Principal
                 Distribution Amount (Line 20)                                                                         0.000000
       iii.      Class A Prepayment Percentage  x  Unscheduled Formula Principal
                 Distribution Amount                                                                                  11.728375
       iv        Class A Recovered Principal Amount                                                                    0.000000
       v         Class A Unrecovered Principal Amount                                                                  0.000000

     2 i.        Class A Total Distribution Allocable to Interest
                 (min of: 26ii. or 23)                                                                                 4.828173
       ii.       Class A Unpaid Interest Shortfall  (Class A's interest
                 s/f from preceding distribution date)                                                                 4.828173
       iii.      Class A Unpaid Interest Shortfall included in 26i.
                 (when 26iii. > 0: min of 26i. and 26iv.)                                                              0.000000
       iv        Class A Unpaid Interest Shortfall  (Class A's interest s/f
                 from preceding distribution date)                                                                     0.000000

                 --------------------------------------------------------------------------------------------------------------

     3 i.        Class B Total Distribution Allocable to Principal                                                     0.000000
       ii.       Subordinated Percentage of Scheduled Formula Principal
                 Distribution Amount                                                                                   0.000000
       iii.      Subordinated Prepayment Percentage of Unscheduled Formula
                 Principal Distribution Amount                                                                         0.000000
       iv        Class B Recovered Loss Amount                                                                         0.000000
       v         Class B Unrecovered Loss Amount                                                                       0.000000

     4 i.        Class B Total Distribution Allocable to Interest                                                      5.920139
       ii.       Class B Interest Formula Distribution Amount (29iii.  +  29iv.)                                       5.920139
       iii.      Class B Current Interest (pass-through rate x B's upb)                                                5.920139
       iv        Class B Unpaid Interest Shortfall  (Class A's interest s/f from
                 preceding distribution date)                                                                          0.000000
                 --------------------------------------------------------------------------------------------------------------

     5           Ending Pool Principal Balance                                                                   448,295,906.22
     6           Ending Pool Balance Factor                                                                           92.070448%

     7           Ending Class A Principal Balance                                                                437,340,536.22
     8           Ending Class B Principal Balance                                                                 10,955,370.00
                 --------------------------------------------------------------------------------------------------------------

     9 i.        Current Master Servicer Advanced (Recovered) Interest                                               (70,103.40)
       ii.       Current Master Servicer Advanced (Recovered) Principal                                                    0.00
       iii.      Current Trustee Advanced Interest                                                                         0.00
       iv        Current Trustee Advanced Principal                                                                        0.00
       v         Additional Servicing Compensation                                  (P&S 6.02ix  )                         0.00
       vi        Amount of Servicing Advances Paid by Master Servicer               (P&S 6.02 x  )                         0.00
       vii       Formula Principal Amount & Unrecovered Principal Amounts           (P&S 6.02iv  )                         0.00
       viii      Amount of Delinquencies of Mortgage Loans                                                            98,938.67
       ix        CLASS A ALT. RATE FOR NEXT DISTRIBUTION DATE:            18-FEB-97                                     0.00000%
       x         CLASS B ALT. RATE FOR NEXT DISTRIBUTION DATE:            18-FEB-97                                     0.00000%
                 --------------------------------------------------------------------------------------------------------------

    10 i         Number of Mortgage Loans 30 to 59 Days Delinquent                                                           15
       ii        Aggregate Principal Balances of Mortgage Loans 30 to
                 59 Days Delinquent                                                                                6,177,283.65
    11 i         Number of Mortgage Loans 60 to 89 Days Delinquent                                                            0
       ii        Aggregate Principal Balances of Mortgage Loans 60 to
                 89 Days Delinquent                                                                                        0.00
    12 i         Number of Mortgage Loans 90 or More Days Delinquent                                                          2
       ii        Aggregate Principal Balances of Mortgage Loans 90 or More
                 Days Delinquent                                                                                   1,064,830.35
    13 i         Number of Mortgage Loans in Foreclosure                                                                      1
       ii        Aggregate Principal Balances of Mortgage Loans in Foreclosure                                       819,697.63

    14           Book Value of Real Estate Acquired Through Foreclosure or Grant
                 of a Deed                                                                                                 0.00
    15           Aggregate Net Liquidation Losses from Liquidated Mortgage Loans    (P&S 6.02xiii)                         0.00
                 ==============================================================================================================